SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 12, 2017

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

California	333-04028LA	26-3959348
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

                  Appointment of Certain Officers; Compensatory Arrangements of

                  Certain Officers.

On June 12, 2017, Ministry Partners Investment Company, LLC (the “Company”), announced that the Company’s Vice President of Finance, Daniel A. Flude intends to resign from his position effective as of June 29, 2017 and accept a new employment opportunity.  Mr. Flude’s departure is not due to a dispute or disagreement with the Company.  The Company has commenced the process of searching for a Vice President of Finance.

Item 9.01Financial Statements and Exhibits.

Exhibit No.    Description

99.1     Press Release dated June 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 16, 2017MINISTRY PARTNERS INVESTMENT

COMPANY, LLC

/s/ Joseph W. Turner, Jr

Joseph W. Turner, Jr.

Chief Executive Officer and President